Exhibit 99.1



                             BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%

                             BANC ONE AUTO GRANTOR                       PAGE 2
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997




B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                   $165,262,227.65
(B) Total Certificate Balance                                                  $165,262,227.65
(C) Total Certificate Pool Factor                                                    0.5406261
(D) Class A Certificates
    (i)  Class A Certificate Balance                                           $158,651,596.53
    (ii) Class A Certificate Pool Factor                                             0.5406261
(E) Class B Certificates
    (i)  Class B Certificate Balance                                             $6,610,631.12
    (ii) Class B Certificate Pool Factor                                             0.5406261
(F) Reserve Fund Balance                                                          5,371,022.40
(G) Cumulative Net Losses for All Prior Periods                                   6,740,549.62
(H) Charge-off Rate for Second Preceding Period                                           1.06%
(I) Charge-off Rate for Preceding Period                                                  0.89%
(J) Delinquency Percentage for Second Preceding Period                                    0.51%
(K) Delinquency Percentage for Preceding Period                                           0.48%
(L) Weighted Average Coupon (WAC)                                                       12.120%
(M) Weighted Average Remaining Maturity (WAM)                                            37.75 months
(N) Number of Receivables                                                               21,910

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                   9,144,648.14
    (ii)  Prepayments in Full                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                  0.00
    (iv) Other Refunds Related to Principal                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                    1,642,801.59
    (ii)  Repurchased Loan Proceeds Related to Interest                                   0.00
(C) Weighted Average Coupon (WAC)                                                        12.12%
(D) Weighted Average Remaining Maturity (WAM)                                            37.14 months
(E) Remaining Number of Receivables                                                     20,841

(F) Delinquent Receivables

                                                    Dollar Amount                     #  Units
                                                    --------------                    --------
    (i)  30-59 Days Delinquent                          3,351,569          2.15%           424
    (ii)  60-89 Days Delinquent                           821,119          0.53%            96
    (iii) 90 Days or More Delinquent                      193,749          0.12%            27


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                   23,380.84
(B) Collection Account Investment Income                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                     522,703.94
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                      443,279.16
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                  79,424.78
    (ii)  Liquidation Proceeds Related to Interest                                        0.00
    (iii) Recoveries from Prior Month Charge Offs                                   197,073.95

                             BANC ONE AUTO GRANTOR                       PAGE 3
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                    1,642,801.59
(B) Liquidation Proceeds Related to Interest                                              0.00
(C) Repurchased Loan Proceeds                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                         197,073.95
                                                                               ---------------
(E) Interest Collections                                                          1,839,875.54

Principal Collections:
(F) Principal Payments Received                                                  $9,144,648.14
(G) Liquidation Proceeds Related to Principal                                        79,424.78
(H) Repurchased Loan Proceeds                                                             0.00
                                                                               ---------------
(I) Principal Collections                                                         9,224,072.92

(J) Total Collections                                                           $11,063,948.46


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                            $137,718.52
    (ii)  Prior Collection Period unpaid Servicing Fees                                   0.00
                                                                               ---------------
    (iii)  Total Servicing Fee                                                     $137,718.52

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                 $865,973.30
    (ii)  Class A prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class A Interest Distribution                                           $865,973.30
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                  $36,909.36
    (ii)  Class B prior period Interest Carryover Shortfall                               0.00
                                                                               ---------------
    (iii)  Class B Interest Distribution                                            $36,909.36

(D) Total Certificate Interest Distribution                                        $902,882.65
(E) Total Certificate Interest Distribution plus Total Servicing Fee             $1,040,601.18

Principal:
(F) Principal Collections                                                        $9,224,072.92
(G) Realized Losses                                                                 443,279.16
                                                                               ---------------
(H) Total Monthly Principal                                                      $9,667,352.08

(I) Class A Certificates
    (i)   Class A Monthly Principal                                               9,280,649.72
    (ii)  Class A prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class A Principal Distribution                                         9,280,649.72
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                 386,702.36
    (ii)  Class B prior period Principal Carryover Shortfall                              0.00
                                                                               ---------------
    (iii)  Class B Principal Distribution                                           386,702.36

(K) Total Principal Distribution                                                  9,667,352.08

(L) Total Interest and Principal Distribution Amounts                            10,707,953.26
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997



G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                  1,839,875.54
(B) Class B Percentage of Principal Collections                                                               368,970.82
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                 137,718.52
    (ii)  Servicing Fee paid                                                                                  137,718.52
                                                                                                         ---------------
    (iii)  Unpaid Servicing Fee                                                                                     0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid Interest:               1,702,157.02
(E) Class A Certificates
    (i) Class A Interest Distribution                                                                         865,973.30
    (ii) Class A Interest Distribution paid from Interest Collections after Servicing Fee                     865,973.30
    (iii) Total Interest Collections available after Class A Interest Distribution paid                       836,183.72
    (iv) Class A Interest Distribution remaining to be paid                                                         0.00
    (v) Class A Interest Distribution paid from Class B Percentage of Principal Collections                         0.00
    (vi) Class A Interest Distribution remaining to be paid                                                         0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                      0.00
    (viii) Class A Interest Carryover Shortfall                                                                     0.00
    (ix) Class A Interest Distribution paid                                                                   865,973.30

(F) Class B Certificates
    (i) Class B Interest Distribution                                                                          36,909.36
    (ii) Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution      36,909.36
    (iii) Total Interest Collections available after Class B Interest Distribution paid                       799,274.36
    (iv) Class B Interest Distribution remaining to be paid                                                         0.00
    (v) Class B Interest Distribution paid from Reserve Fund                                                        0.00
    (vi) Class B Interest Carryover Shortfall                                                                       0.00
    (vii) Class B Interest Distribution paid                                                                   36,909.36

(G) Total Interest Paid                                                                                       902,882.65
(H) Total Interest and Servicing Fee Paid                                                                   1,040,601.18
(I) Total Interest Collections available after Servicing Fee and Class A and Class Distribution paid          799,274.36

Total Collections available to be distributed:
(J) Total Principal Collections                                                                             9,224,072.92
(K) Excess Interest                                                                                           799,274.36
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                     0.00
(M) Total Collections available to be distributed as principal                                             10,023,347.28

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                                                      9,280,649.72
    (ii) Class A Principal Distribution paid from total Collections available to be distributed             9,280,649.72
    (iii) Total Collections available after Class A Principal Distribution paid                               742,697.56
    (iv) Class A Principal Distribution remaining to be paid                                                        0.00
    (v) Class A Principal Distribution paid from Reserve Fund                                                       0.00
    (vi) Class A Principal Carryover Shortfall                                                                      0.00
    (vii) Total Class A Principal Distribution paid                                                         9,280,649.72

(O) Class B Certificates
    (i) Class B Principal Distribution                                                                        386,702.36
    (ii) Class B Principal Distribution paid from total Collections available to be distributed               386,702.36
    (iii) Total Collections available after Class B Principal Distribution paid                               355,995.20
    (iv) Class B Principal Distribution remaining to be paid                                                        0.00
    (v) Class B Principal Distribution paid from Reserve Fund                                                       0.00
    (vi) Class B Principal Carryover Shortfall                                                                      0.00
    (vii) Total Class B Principal Distribution paid                                                           386,702.36

(P) Total Excess Cash to the Reserve Fund                                                                     355,995.20

                             BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                    Beginning                   End
                                                                    of Period                of Period
                                                                  --------------           ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                     $165,262,227.65           $155,594,875.57
    (ii)   Aggregate Certificate Pool Factor                           0.5406261                 0.5090011
    (iii)   Class A Principal Balance                             158,651,596.53            149,370,946.81
    (iv)   Class A Pool Factor                                         0.5406261                 0.5090011
    (v)   Class B Principal Balance                                 6,610,631.12              6,223,928.76
    (vi)   Class B Pool Factor                                         0.5406261                 0.5090011

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                    12.12%                    12.12%
    (ii)  Weighted Average Remaining Maturity (WAM)                        37.75 months              37.14 months
    (iii) Remaining Number of Receivables                                 21,910                    20,841
    (iv)  Pool Balance                                           $165,262,227.65           $155,594,875.57



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                         5,371,022.40
(B) Less: Draw to pay Class A Interest Distribution                                                   0.00
(C) Reserve Account Balance after draw                                                        5,371,022.40
(D) Less: Draw to pay Class B Interest Distribution                                                   0.00
(E) Reserve Account Balance after draw                                                        5,371,022.40
(F) Less: Draw to pay Class A Principal Distribution                                                  0.00
(G) Reserve Account Balance after draw                                                        5,371,022.40
(H) Less: Draw to pay Class B Principal Distribution                                                  0.00
(I) Reserve Account Balance after draw                                                        5,371,022.40
(J) Total excess Collections deposited in the Reserve Fund                                      355,995.20
                                                                                           ---------------
(K) Reserve Fund Balance                                                                      5,727,017.60
(L) Specified Reserve Account Balance                                                         5,056,833.46
(M) Reserve Account Release to Seller                                                           670,184.15
                                                                                           ---------------
(N) Ending Reserve Account Balance                                                            5,056,833.46
                                                                                           ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                              $79,424.78
    (ii)   Liquidation Proceeds Related to Interest                                                                    0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                          197,073.95
(B) Realized Net Losses for Collection Period                                                                    443,279.16
(C) Charge-off Rate for Collection Period (annualized)                                                                 1.84%
(D) Cumulative Aggregate Net Losses for all Periods                                                            7,183,828.78

(E) Delinquent Receivables

                                                                   Dollar Amount                  #  Units
                                                                   -------------                  --------
    (i)  30-59 Days Delinquent                                         3,351,569          2.15%        424
    (ii)  60-89 Days Delinquent                                          821,119          0.53%         96
    (iii) 90 Days or More Delinquent                                     193,749          0.12%         27

                             BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                              1.06%
    (ii) Preceding Collection Period                                    0.89%
    (iii) Current Collection Period                                     1.84%
    (iv) Three Month Average (Avg(i,ii,iii))                            1.26%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                              0.51%
    (ii) Preceding Collection Period                                    0.48%
    (iii) Current Collection Period                                     0.65%
    (iv) Three Month Average (Avg(i,ii,iii))                            0.55%

(C) Loss and Delinquency Trigger Indicator               Trigger was not hit

                             BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997



L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                                            Dollars ($)             Balance
                                                                                            ---------------      ------------------
    (i)    Class A Certificates                                                               9,280,649.72           31.6250301
    (ii)   Class B Certificates                                                                 386,702.36           31.6250301

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                             Dollars ($)             Balance
                                                                                            ---------------      ------------------
    (i)    Class A Certificates                                                                 865,973.30            2.9509175
    (ii)   Class B Certificates                                                                  36,909.36            3.0184960

(C)  Pool Balance as of the close of business on the last day of the Collection Period     $155,594,875.57
                                                                                           ---------------
                                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                               Original Principal
     Collection Period                                                                         Dollars ($)            Balance
                                                                                           ----------------     ------------------
    (i)   Total Servicing Fee                                                                   137,718.52
    (ii)  Class A Percentage of the Servicing Fee                                               132,209.66            0.4505218
    (ii)  Class B Percentage of the Servicing Fee                                                 5,508.80            0.4505218

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                               Dollars ($)            Balance
                                                                                           ----------------     ------------------
(E)   (i)  Class A Interest Carryover Shortfall                                                       0.00            0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                   0.00            0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                   0.00            0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                   0.00            0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                     0.00            0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                   0.00            0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                   0.00            0.0000000
        (viii)  Class B Principal Carryover Shortfall                                                 0.00            0.0000000

(F) Pool factors for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                                    Pool Factor
                                                                                                                ------------------
    (i)    Class A Pool Factor                                                                                        0.5090011
    (ii)   Class B Pool Factor                                                                                        0.5090011

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)           $443,279.16
                                                                                           ---------------

(H)   Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
      preceding Collection Period                                                            $1,014,867.45

(I)   Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                          $5,056,833.46
                                                                                           ---------------

(J)   Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                                Principal Balance
                                                                                                                ------------------
      (i)    Class A Principal Balance                                                                           149,370,946.81
      (ii)   Class B Principal Balance                                                                             6,223,928.76

(K)   Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
      Date                                                                                           $0.00

(L)   Aggregate Purchase Amount of Receivables repurchased by the Seller or
      purchased by the Servicer with respect to the Related Collection Period ($)                    $0.00
                                                                                           ---------------

                             BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
               AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                        DISTRIBUTION DATE JULY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                            $137,718.52
     (ii)  Servicing Fees retained by the Seller                                    137,718.52
                                                                                   -----------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                    $0.00
                                                                                                 --------------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                                   $865,973.30
      (ii)  for the Class A Principal Distribution                                9,280,649.72
                                                                                  ------------
      (iii)  Total (i+ii)                                                                        $10,146,623.02
                                                                                                 --------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)  for the Class B Interest Distribution                                    $36,909.36
      (ii)  for the Class B Principal Distribution                                  386,702.36
                                                                                  ------------
      (iii)  Total (i+ii)                                                                           $423,611.72
                                                                                                 --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                   $355,995.20
                                                                                                 --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
           Principal Collections                                                                          $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                           0.00
                                                                                                  -------------
     (iii) Total                                                                                                           $0.00
                                                                                                                   -------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                           $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                          0.00
                                                                                                  -------------
     (iii)  Total                                                                                                          $0.00
                                                                                                                   -------------